Milliman Variable Insurance Trust 485BPOS

Exhibit 99(j)(i)

 CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the references to our firm in this Registration Statement on Form N-1A of Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund – Sep, Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund – Oct, Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund – Nov, Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund – Dec, Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund – Sep, Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund – Oct, Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund – Nov, Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund – Dec, Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund – Sep, Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund – Oct, Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Nov, Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund – Dec, Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund – Sep, Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund – Oct, Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund – Nov, Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund – Dec, Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund – Sep, Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund – Oct, Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund – Nov, Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Dec, Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Oct (I), Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Oct (I), each a series of Milliman Variable Insurance Trust, under the heading “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

 /s/ Cohen & Company

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 8, 2022